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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                          TITLE 18, U.S.C. SECTION 1350

        In connection with the Annual Report of Mendocino Brewing Company, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Yashpal Singh Chief Executive Officer of the Company, certify, pursuant to Title 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ Yashpal Singh
                                                  -----------------------------
                                                      Yashpal Singh,
                                                      Chief Executive Officer

                                                  Date: May 9, 2005


        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.